Exhibit 4(v)

Southwest Iowa Renewable Energy, LLC

Unit Transfer Policy

Effective [upon date of Indenture], 2011

1.           Introduction.  This Unit Transfer Policy (“Policy”) of Southwest Iowa Renewable Energy, LLC (the “Company”) is effective as of the date the Company first issues Notes (as defined below), by the Board of Directors of the Company pursuant to Section 9.7 of the Company’s Third Amended and Restated Operating Agreement dated July 17, 2009 (the “Operating Agreement”).  All terms not otherwise defined herein shall have the meaning ascribed to them in the Operating Agreement.

2.           Definitions.  Unless otherwise defined in this Policy, the following terms have the meanings ascribed to them in this Section 2:

“Indenture	”	The instrument under which the Notes were issued
“Manual	”	The Southwest Iowa Renewable Energy Qualified Matching Service Manual applicable to the QMS provided at Appendix 1
“Notes	”	Convertible Subordinated Term Notes issued by the Company and due in 2014
“Note Holder	”	A holder of a Note
“Private Note Transfer	”	A transfer of a Note outside of the QMS
“Private Transfer	”	A Private Note Transfer or Private Unit Transfer
“Private Unit Transfer	”	A transfer of a Unit outside of the QMS
“QMS	”	The Company’s qualified matching service
“QMS Note Transfer	”	A transfer of a Note through the QMS
“QMS Transfer	”	A transfer of a Unit or Note through the QMS
“QMS Unit Transfer	”	A transfer of a Unit through the QMS
“Securities	”	The Company’s Membership Units and the Notes
“Trustee	”	Treynor State Bank, the trustee appointed under the Indenture
“Unit Transfers	”	Private Unit Transfers and QMS Unit Transfers

3.           Procedures & General Rules.

● QMS Transfers: Unit Holders wishing to Transfer one or more Units through the QMS should refer to the Manual which is available on the Company’s website (www.sireethanol.com).  Note Holders wishing to transfer one or more Notes through the QMS should also refer to the Manual.  The procedures for and the timing of QMS Transfers are governed by the Manual, in addition to the provisions below.  Transfers of Notes are subject to the terms of the Indenture.

● Private Unit Transfers: Unit Holders wishing to Transfer one or more Units via a Private Unit Transfer must send to the Company a completed Private Unit Transfer Request and Agreement in the form attached as Appendix 2 which has been executed by both the Transferor(s) and the Transferee(s).  The Private Unit Transfer Request and Agreement, which is available on the Company’s website, must be sent to the Company at the following address:

Southwest Iowa Renewable Energy, LLC
10868 189th St.
Council Bluffs, IA 51503

● Private Note Transfers: Note Holders wishing to transfer one or more Notes via a Private Note Transfer must send to the Company at the above address a completed Private Note Transfer Request and Agreement in the form attached as Appendix 3 which has been executed by both the transferor(s) and the transferee(s).

● The Company reserves the right to request a non-refundable check in the amount determined by Company made out to “Southwest Iowa Renewable Energy, LLC” to cover the costs incurred by the Company respecting a Security Transfer request, which may include administrative expenses and professional fees.1

● The Company may request additional information respecting Security Transfer, including an opinion of the transferor’s counsel, as discussed below.

● All requests for Security Transfers will be aggregated and submitted for Board at the end of each fiscal quarter.

● For Private Transfers, the transferor will be notified by the Company whether the Board has approved the request following the Board meeting in which the request is considered.  For QMS Transfers, if the Board approves the request, the Company will inform the QMS of such approval and the parties will be notified as provided in the Manual.  In the event a request for a Security Transfer is denied, the materials submitted by the Unit Holder or Note Holder will be returned, excepting the check (if required).

● If a request for a Unit Transfer is granted by the Board, the Transfer will become effective as to the transfer of ownership and as to allocation matters as provided in this Policy.  Note transfers will become effective as soon as approved by the Board, Trustee authentication of the new Note, and any conditions imposed by the Manual and Indenture are fulfilled.

4.           General Limitations.  The Board has discretion to approve any request by a Series A Unit holder for a Unit Transfer.  In addition to the information required elsewhere in this Policy, the Board, in connection with its approval of a Transfer, may require the Transferor Member to provide an opinion of counsel reasonably acceptable to the Board that: (i) the proposed Transfer, alone or when combined with other transactions, would not result in: (A) a termination of the Company within the meaning of Code Section 708 (or, if so, that no material adverse tax consequences would result to the Company or the Members by reason of such termination), (B) the Company’s losing its status as a partnership for income tax purposes, or (C) the taxation of the Company as a publicly-traded partnership for income tax purposes; and (ii) the Unit(s) may be Transferred without registration under any applicable securities laws.

Under the Indenture, the Board retains discretion to approve the transfer of any Notes.

5.           Further Conditions for Permitted Unit Transfers :

● Requirement:  A Unit Transfer shall not be treated as a Permitted Transfer unless and until the conditions in this Section and Sections 5.6(c) and 5.6(e) of the Operating Agreement are satisfied.

 1 The Board reserves the right to require the transferor Member or Note Holder to reimburse the Company for any additional reasonable costs incurred in connection with responding to and effecting a requested transfer.

● Conveyance Documents.  Except in the case of a Transfer of a Unit involuntarily by operation of law, the Transferor and Transferee shall execute and deliver to the Company documents and instruments of conveyance as may be necessary or appropriate in the opinion of legal counsel to the Company to affect such Transfer.  In the case of a Transfer of Units involuntarily by operation of law, the Transfer shall be confirmed by presentation to the Company of legal evidence of the Transfer, in form and substance satisfactory to legal counsel to the Company.  In all cases, the Company shall be reimbursed by the Transferor and/or Transferee for all costs and expenses that it reasonably incurs in connection with the Transfer.

● Tax Information.  The Transferor and Transferee of a Unit shall furnish the Company with the Transferee’s taxpayer identification number, sufficient information to determine the Transferee’s initial tax basis in the Units transferred, and any other information reasonably necessary to permit the Company to file all required federal and state tax returns and other legally required information statements or returns.  In addition, the Transferee of a Unit must consent to the use of the method and convention of allocating Profits and Losses and each item of Profit and Loss for the year of the Transfer that is specified in this Policy.  Without limiting the generality of the foregoing, the Company shall not be required to make any Distribution otherwise provided for in the Operating Agreement with respect to any Transferred Units until it has received this information.

● Does Not Cause Company To Be Investment Company.  Except in the case of a Transfer of Units involuntarily by operation of law, if requested by the Directors in their sole discretion, the Transferor of a Unit shall provide an opinion of legal counsel, which opinion and legal counsel shall be reasonably satisfactory to the Directors, to the effect that the Transfer will not cause the Company to be deemed to be an “investment company” under the Investment Company Act of 1940.

● Transferee Is Not A Competitor Of The Company.  Except in the case of a Transfer of Units involuntarily by operation of law, the Directors must determine (in their sole discretion) that the Transferee of a Unit is not a competitor of the Company or the Company’s Affiliates, or an Affiliate of a competitor of the Company or a Person who as a unit holder or member would or may be detrimental to the interests of the Company.  The proposed Transferor of a Unit and proposed Transferee shall submit information requested by the Directors to make the determination.

● Suspension Of Transfers After Dissolution Event.  No notice or request initiating the procedures contemplated by this Policy may be given by a unit holder after a Dissolution Event has occurred.

● Directors May Waive Conditions.  Subject to Section 3 of this Policy, the Directors shall have the authority to waive any legal opinion or other condition required in this Policy; except that the Directors may not waive the conditions of Sections 5.6(c) and 5.6(e) of the Operating Agreement.

● Distributions And Allocations In Respect of Transferred Units.  If any Units are Transferred during any Fiscal Year in compliance with the provisions of this Policy and Article IX of the Operating Agreement, Profits, Losses, each item thereof, and all other items attributable to the Transferred Units for such Fiscal Year shall be divided and allocated between the Transferor and the Transferee by taking into account their varying interests during the Fiscal Year in accordance with Code Section 706(d), using any conventions permitted by law and selected by the Directors.  All distributions on or before the date of such Transfer shall be made to the Transferor, and all distributions thereafter shall be made to the Transferee.  Solely for purposes of making such allocations and distributions, the Company shall recognize such Transfer to be effective not later than the first day of the month following the month in which all documents to effectuate the Transfer have been executed and delivered to the Company, provided that the Company has received such documents at least 10 days prior to the first day of the month, otherwise such items shall be allocated and distributed to the Transferor, provided further that, if the Company does not receive a notice stating the date such Units were Transferred and such other information as the Directors may reasonably require within thirty (30) days after the end of the Fiscal Year during which the Transfer occurs, then all such items shall be allocated, and all distributions shall be made, to the person or entity who, according to the books and records of the Company, was the owner of the Units on the last day of such Fiscal Year.  Neither the Company nor any Member shall incur any liability for making allocations and distributions in accordance with the provisions of this Policy, whether or not the Directors or the Company has knowledge of any Transfer of any Units.  Unless and until a Transferee is a permitted Transferee and such Transferee is admitted as a Substitute Member under Section 9.10 of the Operating Agreement, the proposed Transferee shall have no interest in the Company and shall not be treated as a Member for purpose of any distribution, the allocation of Profits or Losses, the voting of Units or for any other purpose.

6.           Publicly Traded Partnership Limitations.  Generally speaking, the Code provides that an organization which is a publicly-traded partnership (“PTP”) will be treated as a corporation for tax purposes.  Therefore, the Board will not permit Security Transfer if it would cause the Company to be treated as a PTP.  The Code and the Regulations provide that if more than 2% of the Company’s outstanding Securities are transferred in any Fiscal Year, the Company will be treated as a PTP (the “PTP Limitations”).  For purposes of calculating compliance with the PTP Limitations, Notes will be counted by reference to the number of Units into which they may be converted according to their terms.

The Code and the Regulations provide that certain types of transfers which are not counted toward the PTP Limitations.  Those exemptions are generally the following (collectively, the “Exemptions”):

● A transfer in which the basis of the Security is in the hands of the transferee is determined, in whole or in part, by reference to its basis in the hands of the transferor or is determined under Code Section 732.

● A transfer at death, including transfers from an estate or testamentary trust.

● A transfer between members of a family, with family defined to include brothers and sisters, whether by the whole or half blood, spouse, ancestors (parents and grandparents only), and lineal descendants.  Note that uncles, aunts and relatives through marriage are not included in this definition of “family.”  Therefore, a proposed transfer where the transferees are joint tenants will not fit within this Exemption, unless both joint tenants are related by family as defined in the Regulation.

● A transfer involving the issuance of Securities by (or on behalf of) the Company in exchange for cash, property, or services.

● A transfer involving distributions from a retirement plan qualified under Code Section 401(a) or an individual retirement account.

● One or more transfers by a Member and any related persons (within the meaning of Code Sections 267(b) or 707(b)(1)) during any thirty calendar day period of Securities aggregating more than 2 % of the total outstanding Securities.

● A Unit transfer pursuant to a redemption or repurchase agreement exercisable only on (i) the Member’s death, disability or mental incompetence, or (ii) the retirement or termination of the performance of services by an individual who had actively participated in the Company’s management or performed services on a full-time basis for the Company.

● A Unit transfer pursuant to a closed end redemption plan (a plan in which (i) the Company only issues Units with the initial offering, and (ii) no Member or person related to any Member provides contemporaneous opportunities to acquire interests in similar or related partnerships which represent substantially identical investments).

● A transfer by one or more Members or Holders of Securities representing in aggregate 50% or more of the total Securities in one transaction or a series of related transactions.

Generally speaking, the Board will not permit a Private Transfer if it does not meet one of the Exemptions.  Since the PTP Limitations apply on a Fiscal Year basis, there may be instances where the Board may permit a Private Transfer even if it does not meet one of the Exemptions, to the extent the Company otherwise falls within the PTP Limitations for that Fiscal Year.  With respect to Private Transfers, the Board reserves the right to make its own determination as to whether (i) a proposed transfer meets an Exemption, (ii) the Company will stay within the PTP Limitations for a Fiscal Year, and (iii) it should not permit a transfer in any event.

In addition, the Code provides that transfers of up to 10% of the Company’s outstanding Securities in a Fiscal Year through the QMS are not counted toward the PTP Limitations.  With respect to QMS Transfers, the Board reserves the right to make its own determination as to whether (i) a proposed QMS Transfer does not exceed the 10% limit, (ii) the Company will stay within the PTP Limitations for a Fiscal Year, and (iii) it should not permit a QMS Transfer in any event.

7.           Conventions Respecting Unit Transfers.

● Ownership:  For purposes of effecting the Transfer of ownership in a Unit, any Transfer of a Unit shall be deemed effective (the “Transfer Date”) as of the date: (i) which the Transfer occurs (as determined under the Southwest Iowa Renewable Energy Ethanol Qualified Matching Service Manual for QMS Transfers, or as reflected by the Private Transfer Request and Agreement for Private Transfers), (ii) the Transferee’s name and address and the nature and extent of the Transfer are reflected in the records of the Company, including the Unit Holder Register, and (iii) all other requirements imposed by the Board respecting such Transfer have been satisfied.

● Allocations: For purposes of the allocation of items of Company profit, gain, loss, deductions and distributions (collectively, along with all Company-related allocations under the Operating Agreement, the “Allocations”), the effective date of a Unit Transfer will be determined by reference to quarterly (on the basis of the Company’s Fiscal Year) interim periods (“Interim Periods”).  On the first day of an Interim Period immediately succeeding the Interim Period in which a Transfer Date occurs (the “Allocation Date”), the Allocations will apply to such Unit(s) Transferred as follows: (i) on the Allocation Date, all Allocations respecting the Transferred Unit(s) applicable on or after the Allocation Date will apply to the transferee, and (ii) prior to the Allocation Date, regardless of the Transfer Date, all Allocations respecting the transferred Unit(s) will be allocated or distributed, as applicable, to the transferor.

Appendix 1 to Unit Transfer Policy

Southwest Iowa Renewable Energy, LLC
Qualified Matching Service Manual
Effective [as of the date the Company first issues Notes]

I.           Purpose and Overview.

Pursuant to the Trading Service Agreement dated November 20, 2009 between Southwest Iowa Renewable Energy, LLC (“SIRE” or the “Company”) and Alerus Securities Corporation (“Alerus”), SIRE and Alerus hereby agree to the following rules and procedures for the trading of SIRE’s Membership Units and Convertible Subordinated Term Notes due in 2014 (“Notes,” together with the Units, the “Securities”) through the Qualified Matching Service established by SIRE and operated by Alerus (the “QMS”) under the terms of this Qualified Matching Service Manual (“Manual”), and delivery of all necessary agreements and documents for the effective trading and transfer of Securities.  All terms not otherwise defined herein shall have the meaning ascribed to them in the Company’s Third Amended and Restated Operating Agreement dated July 17, 2009 (the “Operating Agreement”).

SIRE must limit trading of its Securities to preserve its pass-through tax status. Members will be allowed to sell their Membership Units, and holders of Notes (“Note Holders”) will be allowed to sell their Notes, through the QMS (a “QMS Transfer”).  Transfers that are not made through the QMS (a “Private Transfer”) may be made under the requirements of the Company’s Unit Transfer Policy (the “Transfer Policy”).  Please see Appendix 2 to the Transfer Policy for Private Transfers of Units and Appendix 3 to the Transfer Policy for Private Transfers of Notes.  Members and Note Holders should review the provisions of the Transfer Policy on the Company’s website (www.sireethanol.com) for further guidance.  Transfers of Notes are subject to the terms of the Indenture under which the Notes were issued (the “Indenture”) with the trustee, Treynor State Bank (“Trustee”).  All unauthorized trades or Transfers of Securities will be void.

II.           Summary of Important Terms of the QMS.

Transfer Limitations
Membership Units
No Member may Transfer any Unit if, in the determination of the Board of Directors, such Transfer would cause the Company to be treated as a publicly traded partnership (“PTP”) under the Internal Revenue Code of 1986, as amended (the “Code”).  No more than 10% of SIRE’s outstanding Membership Units and Notes may be traded through the QMS in any calendar year.  If the 10% limit is reached, no further trading will be authorized until after the end of the year.  See Section 4 of the Transfer Policy.  The Board of Directors may elect in its sole discretion not to recognize any Transfer unless and until (i) the Company has received an opinion of counsel satisfactory in form and substance to the Board that the Transfer may be lawfully made without registration under applicable state and federal securities laws and that such Transfer will not cause the Company to be treated as a PTP and (ii) all documents of conveyance are executed and delivered to the Company including the Transferor’s Membership Unit Certificate.  See Section 3 of the Transfer Policy.

Notes
No Note Holder may transfer Notes without the written consent of the Company’s Board of Directors.  The Board of Directors may elect in its sole discretion not to recognize any transfer unless and until the Company has received an opinion of counsel satisfactory in form and substance to the Board that the transfer may be lawfully made without registration under applicable state and federal securities laws.

New Members
All new Members purchasing Membership Units through the QMS must sign a counterpart signature page to the Operating Agreement.  The signature page is available on the Company’s website.  This provision shall not apply to transferee’s of Debt Instruments, unless and until such transferee desires to convert such Debt Instrument into Membership Units, if applicable.  See Section VII(D)(1) below.

Trading Periods
The Company’s Board of Directors will consider transfers once per calendar quarter. All transfers that are approved will be effected on the first day of the following quarter, except when an offer to sell is posted in the last 45 days of a quarter and is matched with an offer to buy, in which case the transfers are approved the next following quarter.  The quarters begin on January 1, April 1, July 1 and October 1 of each calendar year.  See Section 5 of the Transfer Policy and Sections V and VII(H) below.

Pledged Units
If you have pledged your Securities to secure a loan, you must get a signed consent from your lender to sell your Securities, as applicable.  The escrow agent will make the check for the sale proceeds payable to both you and the lender upon written request by the lender.  See Section VII(D)(6) below.

Operation of the QMS
SIRE has engaged Alerus to operate the QMS for SIRE’s Securities. You may not sell or Transfer SIRE’s Membership Units other than through this QMS or pursuant to a Private Transfer under the Private Transfer Request and Agreement contained as Appendix 2 to the Transfer Policy.  You may not sell or transfer Notes other than through this QMS or pursuant to a Private Transfer, in either case, subject to the written consent of SIRE’s Board of Directors. Sellers must pay Alerus a commission of three (3%) of the purchase price for each QMS Transfer, with a minimum of two hundred fifty dollars ($250.00) per transaction.  Offers to buy or sell Securities through the QMS are non-binding until a written contract for sale has been executed.  All offers to buy and sell Units remain subject to authorization by the Company’s Board of Directors as provided in its Operating Agreement.

● Offers to buy or sell Securities through the QMS are non-binding until a written Contract for Sale with Alerus (“Sale Contract”) has been executed by both parties.  Alerus’ form of Sale Contract can be found on SIRE’s website.  All matched offers to buy and sell remain subject to authorization by the Company and any transfer agent the Company appoints (the “Transfer Agent”).   See Section 3 of the Transfer Policy and Section VII(D) below.

● Persons interested in buying Securities or selling their Securities through the QMS should contact Alerus at 1-(800) 279-3200 (Ext.3402) to complete a listing agreement (for sellers) with Alerus (“Listing Agreement”) or place a bid (for buyers).  Alerus’ form of Listing Agreement is available on SIRE’s website.  You must indicate the price and number of Membership Units or price and principal amount of Notes, as applicable you desire to buy or sell in whole Unit (for Membership Units) increments. Offers to buy or sell Securities will be made available by Alerus upon request and available listings, recent sales and offers to purchase will be posted on Alerus’ website at www.alerusagcoopstock.com.  See Section VI below.

● Alerus will match bids with the listed offers for sale on a daily basis (with the exception of weekends and holidays), except that bids may not be matched with offers to sell until the Securities have been listed for at least 15 days. In matching offers, preference is generally given first to the lowest priced offers to sell or the highest bid price, then in the order received. The purchase price will be the buyer’s bid price. See Section V(K) below.

● When an offer to sell is matched with a bid, Alerus will contact the buyer and seller by telephone to confirm the sale and then send buyer the Sale Contract.  The buyer must return the signed Sale Contract to Alerus within ten (10) business days with a 100% deposit of the purchase price plus the counterpart signature page to the Operating Agreement, if transferring Membership Units, and other documentation, if applicable. The purchase price deposit will be held by the independent escrow agent engaged by the Company, Bremer Bank (“Escrow Agent”) until the sale is completed.  See Section VII(D) below.

● After Alerus receives the buyer’s Sale Contract and deposit, Alerus will send the Sale Contract to the seller who must sign and return it to Alerus within ten (10) business days with his or her Membership Unit Certificate(s) (or a Lost Certificate Affidavit), for the transfer of Membership Units, or his or her Note for the transfer of the same.  The Company’s form of Lost Certificate Affidavit is available on its website.  In the Listing Agreement, the seller agrees to pay Alerus’ commission if the seller fails to sign and return these documents as required.  See Section VII(D) below.

● Approximately 30 days prior to the end of each quarter, Alerus will submit to the Transfer Agent the Sales Contracts and related documentation to confirm compliance with all Operating Agreement restrictions (for the transfer of Membership Units), including Board approval.  See Section VII(F) below.

● If the sale of Membership Units is authorized by the Board, the Transfer Agent will reissue the Membership Units to the buyer and inform Alerus to direct the Escrow Agent to disburse the net sale proceeds to the seller, after payment of Alerus’ commission. If the sale is not authorized, the purchase price will be returned to the buyer and no commission will be charged.  See Section VII(D) below.

● If the sale of a Note is authorized by the Board, the seller will submit the Note to the Company and inform Alerus to direct the Escrow Agent to disburse the net sale proceeds to the seller, after payment of Alerus’ commission.  As required by the Indenture, the Company will submit a new Note registered in the buyer’s name for authentication and upon such authentication, deliver the newly-issued Note to the buyer.  If the sale is not authorized, the purchase price will be returned to the buyer and no commission will be charged.  See Section VII(D) below.

● Offers to sell and offers to buy may not be listed on the QMS any longer than 120 days. After an offer to sell or buy has been listed for 120 days, it will be removed. A buyer may repost his or her offer to buy immediately; however, a seller will not be able to list any Membership Units for sale for at least 60 days after the offer is removed.  See Sections VI(M) & (N) below.

III.           QMS Schedule.

The following is the schedule of key dates throughout the year respecting trades effected through the QMS.  QMS participants should also review Sections V-VII below for more detailed explanations of the various deadlines, as the following dates are provided for guidance only and may vary.  Please note that the effective date of any Transfer of Membership Units is subject to the terms of the Operating Agreement.

Activity	Quarter 1	Quarter 2	Quarter 3	Quarter 4
First day of quarter	January 1	April 1	July 1	October 1

Deadline to submit offers to sell that can be approved during quarter if matched:	February 13	May 16	August 16	November 15

Deadline to submit offers to purchase for match to be approved during quarter†:	February 28	May 31	August 31	November 30

Deadline for Alerus to submit required documentation to Transfer Agent for authorization:	March 17	June 16	September 15	December 15

Effective date of trades authorized by Transfer Agent in prior quarter:	April 1	July 1	October 1	January 1

†May be waived in Alerus’ discretion if other sale conditions met.

IV.           Terms and Conditions of Use.

A.	Brokers and dealers may not use the QMS to purchase or sell Securities for the accounts of others.

B.
There is no charge to buyers or sellers to register or post Securities on the QMS; however, sellers will be charged a commission for completed transactions which is described below. Interested buyers and sellers should carefully read and follow the instructions provided below.

C.	None of the Securities are listed on a national securities exchange or other regulated securities market.

D.
The information set forth on the QMS does not consist of firm quotes, but rather merely lists the names, addresses and telephone numbers of interested sellers and buyers, the number of Securities offered or desired to be purchased, and the price at which the proposed transaction would occur.  SIRE will not assure that any particular transaction will occur as to any particular number of Units or at any particular price or any amount of Notes. All the transactions must be executed independent of SIRE or any of its affiliates.

E.
This Manual may be revised from time to time in the discretion of SIRE and in coordination with Alerus. The most current version will always be available on the Company’s website, upon request to SIRE or by link on alerusagcoopstock.com. Buyers and sellers should confirm that they are referring to the most current version of this Manual when using the QMS.

F.
All applicable state and federal securities laws, including registration requirements, apply to any offer made or transaction consummated using the QMS.  In addition, the Securities Exchange Act of 1934 obliges persons acquiring beneficial ownership of 5% or more of the Company’s Membership Units to file specified reports.  Buyers and Sellers are responsible for compliance with applicable securities laws.  The Company is not responsible for either buyers’ or sellers’ compliance with securities laws.

G.	“Two-sided quotes” in which a person indicates a bid to buy at one price and an offer to sell at another price are prohibited.

H.	SIRE will act as Transfer Agent and can be contacted at:

Southwest Iowa Renewable Energy, LLC
Attention: Transfers
10868 189th Street
Council Bluffs, Iowa  51503

I.	Any person that is a broker-dealer or an associated person of a broker-dealer or who has a state securities license is responsible for identifying that fact.

J.
By accessing the QMS, the buyer and seller of the Securities agree to fully indemnify, defend and hold harmless SIRE and its directors, employees, agents and members from any and all claims arising out of participation with its appearing on the QMS.

K.
The Securities appearing on the QMS are illiquid and inherently risky. Therefore, a prospective investor must understand that he/she/it must be able to withstand the total loss of their investment.  Prospective investors should carefully review the Company’s reports filed with the Securities and Exchange Commission (“SEC”), including the risk factors the Company has identified as important respecting its Securities and business which are described in the Company’s last Report on Form 10-K, as may be updated in a Company Report on Form 10-Q.  Prospective investors can locate these reports either on the Company’s website or the SEC’s website (www.sec.gov).

L.
The Securities listed on the QMS are not endorsed by any regulatory authority. The fact that the sale of the Securities may have been registered with a state regulatory agency and/or the SEC does not constitute an endorsement by any regulatory body. Any representation to the contrary is a criminal offense.

M.
The appearance of Securities on the QMS does not constitute an offer to sell nor solicitation of an offer to buy Securities by SIRE.  All transactions in Securities through the QMS are solely made between the sellers and buyers.

V.           Trading Periods.

Sellers may post offers to sell Securities (also referred to as the “ask price”) and purchasers may post offers to purchase Securities (also referred to as the “bid price”) on the QMS during any business day of the year. Offers to sell will be matched with offers to purchase on a rolling, daily basis after the offer to sell has been posted for at least 15 days. Trades will be completed four times a year on the first day of each quarter beginning on January 1, April 1, July 1 and October 1. Trades for Units will be coordinated upon final notification of acceptance from SIRE’s Transfer Agent.

VI.         General Rules and Procedures.

A.
Questions About the QMS. Questions regarding registration, buying and selling on the QMS should be directed to Alerus as follows, or please refer to Alerus’ website (www.alerusagcoopstock.com) for contact information:

Telephone:	(800) 279-3200 (Ext. 3402)
Fax:	(701) 795-3447

B.	Questions About SIRE and Investor Information. Questions regarding SIRE should be directed to the Company as follows:

Telephone:	(712) 366-0392 or (877) 366-2480
Fax:	(712) 366-0394

C.	Access to Offers to Sell or Purchase. Interested buyers and sellers may contact Alerus for purposes of buying and selling Securities as follows:

Offers to sell or purchase shall be posted to the QMS only after the submission to Alerus of a fully competed Listing Agreement (described more fully in Section VI below).

Alerus shall provide, orally or in writing, to persons that inquire, all offers to sell or purchase posted to the QMS as of the day of the inquiry. Alerus shall provide such information, either orally or in writing, within a reasonable period of time following such request.

D.	Non-firm quotes. All offers to sell and purchase posted to the QMS shall be considered non-firm.

E.
Communication of Offers to Purchase and Sell. Offers to purchase and sell must be communicated to a registered representative of Alerus by telephone or in person no later than 5:00 p.m. (C.S.T.) of any business day or by 3:30 p.m. when oral bidding will be required per Section VI(K) (matching order roles). Communication to Alerus of said offers by email, voice mail, or otherwise is prohibited.

F.
Increments. Offers to sell and offers to purchase Membership Units must be made in whole Unit increments and a purchase price per Membership Units in whole dollars and cents. No offer to sell or purchase of partial or fractionalized Membership Units may be posted to the QMS.  Offers to sell and offers to purchase Notes must be made in whole dollars and cents.

G.	Waiting period. An offer to purchase may not be accepted by the seller prior to the 15th calendar day after the offer to sell is posted to the QMS.

H.
Modification of offers. An offer to sell may be modified by the seller at any time, subject however to the restriction that an offer to purchase cannot be accepted by a seller prior to the 15th calendar day after the modified offer to sell is posted to the QMS. Said modification shall not alter or extend the 120-day maximum period the Securities can be posted for sale by the QMS. If Alerus communicates to a seller an offer to purchase and the offer to purchase is at a bid price equal to or in excess of the seller’s ask price, and if the seller declines to accept the offer to purchase for the bid price, seller shall either set a new ask price (non-firm) or request cancellation of the offer to sell. If the seller sets a new ask price (non-firm), the seller’s ask price shall not be eligible for acceptance until the 15th day after which the modified offer is communicated to Alerus and posted to the QMS.

J.
Cancellation of offers. Sellers may cancel an offer to sell at any time prior to his/her/its acceptance of an offer to purchase. All offers to purchase (bids) may be cancelled by contacting Alerus by telephone or in writing at any time prior to an agreement for sale being reached by seller and purchaser (communication of an offer and acceptance).

K.	QMS order rules. Matching of offers to sell and offers to purchase for Securities shall be governed according to the following rules:

1.	An offer to sell shall not be eligible for matching and acceptance with an offer to purchase prior to the 15th calendar day of said offer to sell being posted to the QMS.

2.	For multiple offers to purchase, the offer to purchase with the highest bid price shall have the first opportunity for matching.

3.
For multiple offers to purchase which are at or exceed an asking price eligible for matching and which are posted between the 1st and 15th calendar day after an offer to sell has been posted to the QMS, Alerus shall make reasonable efforts to contact all such bidders at the end of the day of the 15th calendar day, and inform them of the multiple bids, at which time each bidder will be allowed to submit one final bid.

4.	For multiple offers to sell, the offer to sell with the lowest asking price posted to the QMS shall have the first opportunity for matching.

5.
For multiple sellers at same asking price, the seller who posted the offer to sell Securities first in time has priority. For multiple purchasers at same bid price, a purchaser who posted an offer to purchase first in time has priority.

6.	After price and time, precedence is given to the seller or purchaser with the largest order.

7.	If priority cannot be established by price, timing or order quantity a prevailing seller or purchaser is selected at the discretion of Alerus.

L.
Closing date; Purchase Price. Closing of the sale, at which time the net proceeds will be forwarded to the seller, shall not take place prior to 45 days after the offer to sell is posted to the QMS. The purchase price for each sale shall be the bid price stated in the offer to purchase that is matched with the offer to sell.

M.
Removal. Offers to sell and offers to purchase may be posted to and listed on the QMS for a maximum of 120 days. Any offer to sell or purchase that has not been matched at the end of the 120 days shall be removed from the QMS.

N.
Eligibility for future posting. A seller whose offer to sell has not been matched within 120 days and consequently whose offer to sell has been removed from the QMS will not be eligible to post a new or subsequent offer to sell unless and until 60 calendar days have expired from the date of the previous offer to sell was removed from the QMS. Purchasers will be eligible to repost any offer to purchase immediately after it is removed.

VII.        Trading, Payment and Transfer Procedures.

A.
Listing Agreement. To be eligible to sell Securities, the seller and Alerus must sign a Listing Agreement authorizing Alerus to seek a purchaser for Securities, as applicable. The Listing Agreement will specify and include the following:

● Name, address, telephone number, social security number, date of birth, occupation, and employer name and address of the interested seller;
● Number of Membership Units offered for sale and/or principal dollar amount of Notes for sale;
● Price at which Securities are offered for sale;
● Expiration date;
● Listing date;
● Responsibilities and obligations of seller and Alerus;
● Obligation of Alerus to secure 100% of purchase price; and
● Sales commission rate and minimum commission.

B.
Placing offers to purchase. Prospective purchasers who desire to place an offer to purchase may contact Alerus in person or by telephone. An offer to purchase may be made at the lowest listed asking price or any other price. Two-sided quotes in which a person indicates a bid to buy at one price and sell at another are prohibited.

C.
Communication offer to purchase to seller. Once an offer to purchase is made that equals or exceeds the asking price of one or more listed offers for sale, the eligible offer to purchase is communicated to the seller having the lowest asking price for readily available Securities in accordance with the matching order rules as described above. Alerus will use reasonable efforts to contact eligible sellers; however, if Alerus is unable to make contact with a seller within a reasonable time according to its best judgment, Alerus will communicate said offer to next eligible seller. After communication of offer to purchase to seller, if offer to purchase is at or above the posted asking price, seller has option to accept or reject offer to purchase.

D.	Contract for Sale.

1.
Upon verbal agreement for sale between a purchaser and seller, Alerus will generate and send to purchaser a Contract for Sale and a counterpart signature page to the Operating Agreement (if the transfer is of Membership Units).

2.
Purchaser shall be obligated to fully execute and return to Alerus said Contract for Sale, an earnest money deposit equal to 100% of the accepted purchase price (check made payable to “Bremer Bank, Escrow Agent”) and, if the transfer is of Membership Units, then an executed Operating Agreement signature page if a new member of SIRE, in any event within ten (10) days of receipt of the Contract for Sale.

3.
Upon receipt of the purchaser’s executed Contract for Sale and earnest money, Alerus will immediately deposit the earnest money into a non-interest bearing escrow account at Bremer Bank (“Escrow Agent”) and forward the Contract for Sale to the seller for signature.

4.
(a)  For Units:  Seller shall execute and return to Alerus said Contract for Sale and Membership Unit Certificate(s) (or a satisfactory Lost Certificate Affidavit, available on SIRE’s website) within ten (10) days of the date of receipt of the Contract for Sale.

(b) For Notes: Seller shall execute and return to Alerus said Contract for Sale and deliver to the Company the Note within ten (10) days of the date of receipt of the Contract for Sale.

5.
In the event the Seller granted to a lender a security interest in the Securities, the Seller is required to provide proof of the lender’s consent and any transfer instructions with the Contract for Sale. At the time of closing, the Securities, as applicable, must be free and clear of any lien, encumbrance, pledge or security interest.

E.	Notification.

1.
For Units:  Upon receipt of the fully executed documents from the seller and funds from the purchaser, Alerus shall forward to the Transfer Agent the Contract for Sale, Membership Unit Certificate, and Operating Agreement membership signature page. The Transfer Agent shall subsequently confirm with Alerus the Board’s approval of the completed transaction.

2.
For Notes:  Upon receipt of the fully executed documents from the seller and funds from the purchaser, Alerus shall forward to the Transfer Agent the Contract for Sale and Note. The Transfer Agent shall subsequently confirm with Alerus the Board’s approval of the completed transaction and the Trustee’s authentication of the new Note.

F.	Completion of Sale.

1.
For Units:  Upon receipt, Alerus will forward to SIRE’s Transfer Agent copies of all Contracts for Sale and other documents relating to each match of Units together with proof of purchaser’s 100% remittance. Upon Alerus’ receipt of notice from the Transfer Agent that a Membership Unit Certificate is being issued to the purchaser, Alerus shall direct the Escrow Agent to transfer the sale proceeds (purchase price minus commission) to the seller on the effective date (see Section VII(H) below). On or shortly following the effective date, the Transfer Agent will send the new Membership Unit Certificate to the purchaser. If any liens or restrictions on the Units prevent the Transfer Agent from processing the sale, Alerus shall direct the Escrow Agent to refund the entire amount deposited to the purchaser within 10 business days of receipt of notification of such determination.

2.
For Notes:  Upon receipt, Alerus will forward to SIRE’s Transfer Agent copies of all Contracts for Sale and other documents relating to each match of Notes together with proof of purchaser’s 100% remittance. Upon Alerus’ receipt of notice from the Transfer Agent that a new Note registered in buyer’s name is being issued to the purchaser, Alerus shall direct the Escrow Agent to transfer the sale proceeds (purchase price minus commission) to the seller on the effective date (see Section VII(H) below). On or shortly following the effective date, the Transfer Agent will send the new Note to the purchaser.

G.
Alerus’ commission. Prior to the Escrow Agent’s transfer of the sale proceeds to the seller, the Escrow Agent shall deduct an amount representing the sales commission and transfer such commission to Alerus. The commission will be three (3%) of the purchase price, but in no event less than two hundred fifty dollars ($250.00).

H.
Trade effective date. Subject to the Company’s Transfer Policy, all sales and transfers shall be effective upon the first day of the quarter following a match if 45 days has expired since the offer to sell was posted, and upon fulfillment of all conditions required under the Operating Agreement (for the transfer of Membership Units). If the offer to sell is posted during the last 45 days of the quarter, the sale will be effective on the first day of the next following quarter, subject to the Transfer Policy.  For example, if an offer to sell is submitted between January 1 and February 13, the Transfer will be effective on April 1 if buyer and seller meet the above delivery deadlines. On the other hand, if the offer to sell is posted after February 13, the trade will not be effective until July 1 even if all delivery deadlines are met.  When transferring Membership Units, the Transfer Policy specifies when Transfers are deemed effective for (i) ownership purposes and (ii) for purposes of allocating Company profits and losses.

I.
Reporting Requirements. Sales and purchases by SIRE officers, directors, and certain beneficial owners must be reported to the SEC within two (2) days, and the acquisition of five percent (5%) or more of the Company’s Securities (including ownership of Securities by a group) must be reported to the Company and the SEC within ten (10) days.  These reporting requirements are obligations of the parties to the transactions, and not the Company.

Appendix 2 to Unit Transfer Policy

PRIVATE UNIT TRANSFER REQUEST AND AGREEMENT

THIS PRIVATE UNIT TRANSFER REQUEST AND AGREEMENT (“Agreement”) is made and entered into as of the date provided on the signature page by and among Southwest Iowa Renewable Energy, LLC, an Iowa limited liability company (the “Company”), the party(ies) identified below as the “Transferor(s)” (“Transferor”), and the party(ies) identified below as the “Transferee(s)” (“Transferee,” together with Transferor, the “Transfer Parties”), with respect to the membership unit(s) of the Company Transferor wishes to Transfer to Transferee (the “Assigned Membership Units”).  Unless otherwise provided herein, all capitalized terms shall have the meanings ascribed to them in the Third Amended and Restated Operating Agreement of the Company dated July 17, 2009 (the “Operating Agreement”).

For purposes of this Agreement, Membership Units and Convertible Subordinated Term Notes of the Company due in 2014 (“Notes”) are collectively referred to as “Securities.”  For purposes of calculating compliance with the publicly traded partnership limitations under the Internal Revenue Code of 1986 (the “Code”), Notes will be counted by reference to the number of Units into which they may be converted according to their terms.

1.           Identification of the Transfer Parties and the Assigned Membership Units:

Transferor(s):

Name:
Social Security Number:	-	-
- or-
Tax Identification Number:		-	-
Home Telephone Number:	( )	-	-
Work Telephone Number:	( )	-	-
Street Address:
City:
State:
Zip Code:

Name:
Social Security Number:	-	-
- or-
Tax Identification Number:		-	-
Home Telephone Number:	( )	-	-
Work Telephone Number:	( )	-	-
Street Address:
City:
State:
Zip Code:

Transferee(s):

Name:
Social Security Number:	-	-
- or-
Tax Identification Number:		-	-
Home Telephone Number:	( )	-	-

Work Telephone Number:	( )	-	-
Street Address:
City:
State:
Zip Code:

Name:
Social Security Number:	-	-
- or-
Tax Identification Number:		-	-
Home Telephone Number:	( )	-	-
Work Telephone Number:	( )	-	-
Street Address:
City:
State:
Zip Code:

Assigned Membership Unit(s):

Membership Unit Certificate Number(s):	Original Date(s) of the Unit Certificate(s) to be Transferred:	Number of Membership Units to be Transferred (whole Units only):	Number of Membership Units to be Retained by Transferor(s) (if any):

Prior Transfers by Transferor:

Has the Transferor ever Transferred Company Membership Units in the past?

☐ Yes
☐ No

If “Yes,” please indicate when the Transferor last Transferred any Units, the number of Units Transferred, and to who.

2.           Type of Transfer:

Transferor requests the Board of Directors of Company to approve the following type of Transfer (check one):

☐
A Transfer in which the basis of the Assigned Membership Units in the hands of the Transferee is determined, in whole or in part, by reference to its basis in the hands of the Transferor or is determined under Code Section 732, such as a gift.

☐	A Transfer at death, including transfers from an estate or testamentary trust.
☐
A Transfer between members of a family, with family defined to include brothers and sisters, whether by the whole or half blood, spouse, ancestors (parents and grandparents only), and lineal descendants.

Relationship of Transferee to Transferor:

* Note that uncles, aunts and relatives through marriage are not included in this definition of “family,” and accordingly, a Transfer to joint tenants, where one of the joint tenants is not otherwise so related, does not fit within this type of Transfer.  Proposed Private Transfers to joint tenants may only be made to the one spouse having the family relationship to the Transferor provided above.

☐	A Transfer involving distributions from a retirement plan qualified under Code Section 401(a) or an individual retirement account.
☐
One or more Transfers by a Member and any related persons (within the meaning of Code Sections 267(b) or 707(b)(1)) during any 30 calendar day period of Units aggregating more than 2% of the total outstanding Securities.

☐	A Transfer by one or more Members of Units representing in aggregate 50% or more of the total Securities in one transaction or a series of related transactions.
☐	None of the above apply.

3.           Security Interests:

Transferor certifies to the Company that (choose one):

☐	Transferor has not granted to a lender a security interest in the Assigned Membership Units.
☐	Transferor has granted to a lender a security interest in the Assigned Membership Units and the lender’s consent and transfer instructions accompany this Private Transfer Request and Agreement.

Transferee certifies to the Company that (choose one):

☐	Transferor has not granted to a lender a security interest in the Assigned Membership Units.
☐	Transferor has granted to a lender a security interest in the Assigned Membership Units.

4.           Documents Enclosed:

Transferor and Transferee have enclosed all of the following documents, as applicable:

☐	Certificate(s) representing the Assigned Membership Units.

*Note: Transferor must execute the reverse side of the Membership Unit Certificate.
*Note: If the Membership Unit Certificate is lost or destroyed, the Transferor must include an affidavit declaring same.  Please contact the Company for a form of affidavit.

☐	Executed counterpart signature page to the Operating Agreement for each Transferee which is not already a Member of the Company.
☐	Lender’s consent and transfer instructions (if Transferor has granted a security interest in the Assigned Membership Units to a lender).
☐	Copies of all documents which the Company requests or which will assist the Board of Directors in determining that the Transfer qualifies as the type of Transfer indicated in Section 2 above.
☐	A certified copy of a death certificate, letters of appointment or designation of attorney form (if the Transfer is requested due to a Member’s death).
☐	Title page, signature page and trustee indemnification page of trust instrument (if the Transfer is to a trust).
☐
Resolution of board or governing body approving the Transfer, and copies of bylaws, operating or partnership agreement, as applicable (if Transfer is from or to a corporation, limited liability company or partnership).

5.           Assignment of Assigned Membership Units:

(a)
For good and valuable consideration paid by Transferee to Transferor, the receipt and sufficiency of which are hereby acknowledged by the Transfer Parties, Transferor hereby sells, transfers and assigns to Transferee, effective upon the effectiveness of this Agreement, all of Transferor’s right, title and interest in and to the Assigned Membership Units.  The Assigned Membership Units so transferred shall include, without limitation, the following: (i) that portion of Transferor’s capital account reflected on the books of the Company that is attributable to the Assigned Membership Units, (ii) Transferor’s right, title and interest in and to the assets of the Company and the Profits,

Losses and Distributions, if any, of the Company attributable to the Assigned Membership Units; and (iii) the right to vote as a Member of the Company as provided in the Operating Agreement with attributable to the Assigned Membership Units.

(b)
Upon the effectiveness of this Agreement, Transferee shall be entitled to exercise all of the rights, powers and privileges, and shall be obligated to perform all of the duties and obligations, of Transferor which may presently or hereafter exist with respect to the Assigned Membership Units.  This Agreement shall be binding on and inure to the benefit of the successors, legal representatives, and assigns of Transferee and Transferor forever.

(c)	TRANSFEROR AND TRANSFEREE ACKNOWLEDGE THAT THE PROPOSED TRANSFER IS INCOMPLETE AND INVALID UNLESS AND UNTIL THE COMPANY’S BOARD OF DIRECTORS APPROVES THIS PRIVATE TRANSFER REQUEST AND AGREEMENT.

6.           Representations, Warranties and Covenants of Transferee:

Transferee hereby acknowledges, represents and warrants to, and agrees with, the Transferor and the Company as follows:

(a)	Transferee has reached the age of majority in the state in which Transferee resides.

(b)	Transferee is not relying on any information provided by the Company to the Transferee with respect to Transferee’s acquisition of the Assigned Membership Units.

(c)
Transferee intends to acquire the Assigned Membership Units for his/her/its own account without a view to subsequent distribution or resale and that he/she/it has no contract, undertaking, agreement or arrangement to sell or otherwise Transfer or dispose of any of the Assigned Membership Units or any portion thereof to any other person.

(d)
Transferee understands that the Assigned Membership Units are subject to substantial restrictions on Transfer under applicable tax and securities laws along with restrictions in the Operating Agreement and agrees that if the Assigned Membership Units or any part thereof are sold or distributed in the future, the Transferee shall sell or distribute them pursuant to the terms of the Operating Agreement, and the requirements of and Securities Act and applicable tax laws.

(e)
Transferee agrees to indemnify and hold the Company harmless for any damage, loss, cost, or liability (including legal fees and the cost of enforcing this indemnity) arising out of or resulting from the improper Transfer of Units from the Transferor to the Transferee.

(f)
Transferee understands that the Company will place a restrictive legend on any certificate representing any Unit containing substantially the following language as the same may be amended by the Company’s Board of Directors in its sole discretion:

THE TRANSFERABILITY OF THE MEMBERSHIP UNITS REPRESENTED BY THIS CERTIFICATE IS RESTRICTED. SUCH UNITS MAY NOT BE SOLD, ASSIGNED, OR TRANSFERRED, NOR WILL ANY ASSIGNEE, VENDEE, TRANSFEREE, OR ENDORSEE THEREOF BE RECOGNIZED AS HAVING ACQUIRED ANY SUCH UNITS FOR ANY PURPOSES, UNLESS AND TO THE EXTENT SUCH SALE, TRANSFER, HYPOTHECATION, OR ASSIGNMENT IS PERMITTED BY, AND IS COMPLETED IN STRICT ACCORDANCE WITH, APPLICABLE STATE AND FEDERAL LAW AND THE TERMS AND CONDITIONS SET FORTH IN THE OPERATING AGREEMENT.

THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE SOLD, OFFERED FOR SALE, OR TRANSFERRED IN THE ABSENCE OF EITHER AN EFFECTIVE REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND UNDER APPLICABLE STATE SECURITIES LAWS, OR AN OPINION OF COUNSEL

SATISFACTORY TO THE COMPANY THAT SUCH TRANSACTION IS EXEMPT FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND UNDER APPLICABLE STATE SECURITIES LAWS.

(g)
Transferee understands that, to enforce the above legend, the Company may place a stop transfer order with its registrar and stock transfer agent (if any) covering all certificates representing any of the Units.

(h)
Under penalties of perjury, Transferee certifies that: (i) the number shown on this Private Transfer Request and Agreement is the Transferee’s correct taxpayer identification number (or the Transferee is waiting for a number to be issued), and (ii) the Transferee is not subject to backup withholding because: (A) he/she/it is exempt from backup withholding, or (B) he/she/it has not been notified by the Internal Revenue Service that he/she/it is subject to backup withholding as a result of a failure to report all interest or dividends, or (C) the Internal Revenue Service has notified him/her/it that he/she/it is no longer subject to backup withholding.

(i)
Transferee has received a copy of the Operating Agreement and acknowledges that the Assigned Membership Units are subject to various restrictions on transfer set forth in the Operating Agreement and agrees that all such restrictions shall apply to the Assigned Membership Units.

(j)
Within five days after receipt of a request from the Company, Transferee hereby agrees to provide such information and to execute and deliver such documents as may reasonably be necessary to comply with any and all provisions of the Operating Agreement and laws, regulations and ordinances to which the Company is subject.

(k)
The foregoing representations, warranties and agreements, together with all other representations and warranties made or given by Transferee to the Transferor and the Company in any other written statement or document delivered in connection with the transactions contemplated hereby, shall be true and correct in all respects on and as of the date of the closing of the assignment of the Assigned Membership Units as if made on and as of such date and shall survive such date.

(l)
Transferee hereby accepts the foregoing assignment, and by signing this document expressly agrees to be bound by all of the terms, covenants, conditions and obligations imposed on or applicable to the Assigned Membership Units, agrees to be bound by the terms and conditions set forth in the Operating Agreement, and assumes and agrees to pay and perform any and all duties, obligations and liabilities which may hereafter arise with respect to the Assigned Membership Units.

(m)
TRANSFEREE ACKNOWLEDGES AND UNDERSTANDS THAT THE ASSIGNMENT OF THE ASSIGNED MEMBERSHIP UNITS CONTEMPLATED IN THIS PRIVATE TRANSFER REQUEST AND AGREEMENT WILL BE OF NO FORCE OR EFFECT UNTIL SUCH TIME AS THE COMPANY HAS DETERMINED, IN ITS SOLE AND ABSOLUTE DISCRETION, THAT: (i) SUCH TRANSFER WOULD NOT (A) RESULT IN THE TERMINATION OF THE COMPANY UNDER SECTION 708 OF THE INTERNAL REVENUE CODE, (B) CAUSE THE COMPANY TO BE TREATED AS AN ASSOCIATION TAXABLE AS A CORPORATION FOR TAX PURPOSES, OR (C) CAUSE THE COMPANY TO BE A “PUBLICLY TRADED PARTNERSHIP” UNDER THE INTERNAL REVENUE CODE; (ii) THE TRANSFEREE HAS PAID THE COMPANY ANY AND ALL COSTS AND EXPENSES INCURRED BY THE COMPANY IN CONNECTION WITH SUCH PRIVATE TRANSFER; AND (iii) THE TRANSFEREE HAS COMPLIED WITH ALL OTHER REQUIREMENTS NECESSARY TO CREATE AN EFFECTIVE TRANSFER OF THE ASSIGNED MEMBERSHIP UNITS.

7.           Representations, Warranties and Covenants of Transferor:

Transferor hereby acknowledges, represents and warrants to, and agrees with, the Transferee and the Company as follows:

(a)	Transferor represents that the proposed Private Transfer of the Assigned Membership Units is exempt from the applicable registration requirements of any Securities Act.

(b)
Transferor hereby covenants that it will, at any time, and from time to time, upon written request therefor, execute and deliver to Transferee any new or confirmatory instruments, and do and perform any and all other acts, which Transferee may reasonably request in order to fully assign, transfer and vest the Assigned Membership Units in Transferee.

(c)
Transferor agrees to indemnify and hold the Company harmless for any damage, loss, cost, or liability (including legal fees and the cost of enforcing this indemnity) arising out of or resulting from the improper Transfer of Units from the Transferor to the Transferee.

(d)
Transferor understands that, to enforce the legend contained in Section 6(f) above, the Company may place a stop transfer order with its registrar and stock transfer agent (if any) covering all certificates representing any of the Units.

(e)
Under penalties of perjury, Transferor certifies that: (i) the number shown on this Private Transfer Request and Agreement is the Transferor’s correct taxpayer identification number (or the Transferor is waiting for a number to be issued), and (ii) the Transferor is not subject to backup withholding because: (A) he/she/it is exempt from backup withholding, or (B) he/she/it has not been notified by the Internal Revenue Service that he/she/it is subject to backup withholding as a result of a failure to report all interest or dividends, or (C) the Internal Revenue Service has notified him/her/it that he/she/it is no longer subject to backup withholding.

8.           Miscellaneous:

(a)
Upon the satisfaction of all of the conditions set forth in this Private Transfer Request and Agreement and the Operating Agreement, and upon the Company’s acceptance of the Transfer, the Company will issue a new certificate to Transferee representing the Assigned Membership Units, and will make a proper notation of such Transfer in the Company’s records.

(b)	This Agreement may be executed in multiple counterparts, each of which shall be deemed an original instrument, but all of which together constitute one and the same instrument.

(c)	This Agreement shall be governed by the laws of the state of Iowa, without regard to its conflicts of laws provisions.

[Remainder of page intentionally left blank]

INDIVIDUAL TRANSFEROR SIGNATURE PAGE

Dated this ____ day of ______________, 20___.
TRANSFEROR:

Signature:

Printed Name:

INDIVIDUAL TRANSFEROR ACKNOWLEDGMENT:

STATE OF	)
ss.
COUNTY OF	)

The foregoing instrument was acknowledged before me this ____ day of ________, by _________________________.

Notary Public

My Commission Expires:

ENTITY TRANSFEROR SIGNATURE PAGE

Dated this ____ day of ______________, 20___.
TRANSFEROR:

(Transferor Name)

By:

Name:

ENTITY ACKNOWLEDGMENT:

STATE OF	)
ss.
COUNTY OF	)

On this _____ day of ______________, 20___ before me ___________ the undersigned officer, personally appeared ________________ known personally to me to be the ________________ of the above named __________________________ and acknowledged that he/she, as an officer being authorized so to do, executed the foregoing instrument for the purposes therein contained, by signing the name of the _____________________ by himself/herself as the _________________ of such ________________________-.

IN WITNESS WHEREOF I have hereunto set my hand and official seal.

Notary Public/Commissioner of Oath

My Commission Expires

INDIVIDUAL TRANSFEREE SIGNATURE PAGE

Dated this ____ day of ______________, 20___.
TRANSFEREE:

Signature:

Printed Name:

INDIVIDUAL TRANSFEREE ACKNOWLEDGMENT:

STATE OF	)
ss.
COUNTY OF	)

The foregoing instrument was acknowledged before me this ____ day of ________, by _________________________.

Notary Public

My Commission Expires:

ENTITY TRANSFEREE SIGNATURE PAGE

Dated this ____ day of ______________, 20___.
TRANSFEREE:

(Transferee Name)

By:

Name:

ENTITY ACKNOWLEDGMENT:

STATE OF	)
ss.
COUNTY OF	)

On this _____ day of ______________, 20___ before me ___________ the undersigned officer, personally appeared ________________ known personally to me to be the ________________ of the above named __________________________ and acknowledged that he/she, as an officer being authorized so to do, executed the foregoing instrument for the purposes therein contained, by signing the name of the _____________________ by himself/herself as the _________________ of such ________________________-.

IN WITNESS WHEREOF I have hereunto set my hand and official seal.

Notary Public/Commissioner of Oath

My Commission Expires

Consent to the Private Transfer and Assignment of Membership Units:

THE COMPANY:

Southwest Iowa Renewable Energy, LLC, an Iowa limited liability company

Signature:

Printed Name:

Title:

Date:

Appendix 3 to Unit Transfer Policy

PRIVATE NOTE TRANSFER REQUEST AND AGREEMENT

THIS PRIVATE NOTE TRANSFER REQUEST AND AGREEMENT (“Agreement”) is made and entered into as of the date provided on the signature page by and among Southwest Iowa Renewable Energy, LLC, an Iowa limited liability company (the “Company”), the party(ies) identified below as the “Transferor(s)” (“Transferor”), and the party(ies) identified below as the “Transferee(s)” (“Transferee,” together with Transferor, the “Transfer Parties”), with respect to the Convertible Subordinated Term Notes of the Company due in 2014 (“Notes”) Transferor wishes to Transfer to Transferee (the “Assigned Note”).

For purposes of this Agreement, Notes and Membership Units of the Company are referred to as “Securities.”    For purposes of calculating compliance with the publicly traded partnership limitations under the Internal Revenue Code of 1986 (the “Code”), Notes will be counted by reference to the number of Units into which they may be converted according to their terms.

1.           Identification of the Transfer Parties:

Transferor(s):

Name:
Social Security Number:	-	-
- or-
Tax Identification Number:		-	-
Home Telephone Number:	( )	-	-
Work Telephone Number:	( )	-	-
Street Address:
City:
State:
Zip Code:

Name:
Social Security Number:	-	-
- or-
Tax Identification Number:		-	-
Home Telephone Number:	( )	-	-
Work Telephone Number:	( )	-	-
Street Address:
City:
State:
Zip Code:

Transferee(s):

Name:
Social Security Number:	-	-
- or-
Tax Identification Number:		-	-
Home Telephone Number:	( )	-	-
Work Telephone Number:	( )	-	-

Street Address:
City:
State:
Zip Code:

Name:
Social Security Number:	-	-
- or-
Tax Identification Number:		-	-
Home Telephone Number:	( )	-	-
Work Telephone Number:	( )	-	-
Street Address:
City:
State:
Zip Code:

2.           Type of Transfer:

Transferor requests the Board of Directors of Company to approve the following type of transfer (check one):

☐
A transfer in which the basis of the Assigned Note in the hands of the Transferee is determined, in whole or in part, by reference to its basis in the hands of the Transferor or is determined under Internal Revenue Code of 1986 (“Code”) Section 732, such as a gift.

☐	A transfer at death, including transfers from an estate or testamentary trust.
☐
A transfer between members of a family, with family defined to include brothers and sisters, whether by the whole or half blood, spouse, ancestors (parents and grandparents only), and lineal descendants.

Relationship of Transferee to Transferor:

* Note that uncles, aunts and relatives through marriage are not included in this definition of “family,” and accordingly, a transfer to joint tenants, where one of the joint tenants is not otherwise so related, does not fit within this type of transfer.  Proposed transfers to joint tenants may only be made to the one spouse having the family relationship to the transferor provided above.

☐	A transfer involving distributions from a retirement plan qualified under Code Section 401(a) or an individual retirement account.
☐
One or more transfers with related persons (within the meaning of Code Sections 267(b) or 707(b)(1)) during any 30 calendar day period of Notes aggregating more than 2% of the total outstanding Securities.

☐	A Transfer by one or more Members of Notes representing in aggregate 50% or more of the total Securities in one transaction or a series of related transactions.
☐	None of the above apply.

3.           Documents Enclosed:

Transferor and Transferee have enclosed all of the following documents, as applicable:

☐	Assigned Note.
☐	Copies of all documents which the Company requests or which will assist the Board of Directors in determining that the Transfer qualifies as the type of Transfer indicated in Section 2 above.
☐	A certified copy of a death certificate, letters of appointment or designation of attorney form (if the transfer is requested due to the holder’s death).
☐	Title page, signature page and trustee indemnification page of trust instrument (if the transfer is to a trust).
☐	Resolution of board or governing body approving the transfer, and copies of bylaws, operating or partnership agreement, as applicable (if transfer is from or to a corporation, limited liability company or partnership).

4.           Assignment of Assigned Note:

(a)
For good and valuable consideration paid by Transferee to Transferor, the receipt and sufficiency of which are hereby acknowledged by the Transfer Parties, Transferor hereby sells, transfers and assigns to Transferee, effective upon the effectiveness of this Agreement, all of Transferor’s right, title and interest in and to the Assigned Note.

(b)	TRANSFEROR AND TRANSFEREE ACKNOWLEDGE THAT THE PROPOSED TRANSFER IS INCOMPLETE AND INVALID UNLESS AND UNTIL THE COMPANY’S BOARD OF DIRECTORS APPROVES THIS PRIVATE TRANSFER REQUEST AND AGREEMENT.

5.           Representations, Warranties and Covenants of Transferee:

Transferee hereby acknowledges, represents and warrants to, and agrees with, the Transferor and the Company as follows:

(a)	Transferee has reached the age of majority in the state in which Transferee resides.

(b)	Transferee is not relying on any information provided by the Company to the Transferee with respect to Transferee’s acquisition of the Assigned Note.

(c)
Transferee intends to acquire the Assigned Note for his/her/its own account without a view to subsequent distribution or resale and that he/she/it has no contract, undertaking, agreement or arrangement to sell or otherwise Transfer or dispose of any of the Assigned Note or any portion thereof to any other person.

(d)
Transferee understands that the Assigned Note is subject to substantial restrictions on Transfer under applicable tax and securities laws along with restrictions in the Operating Agreement and agrees that if the Assigned Note or any part thereof are sold or distributed in the future, the Transferee shall sell or distribute them pursuant to the terms of the Operating Agreement, and the requirements of and Securities Act and applicable tax laws.

(e)
Transferee agrees to indemnify and hold the Company harmless for any damage, loss, cost, or liability (including legal fees and the cost of enforcing this indemnity) arising out of or resulting from the improper Transfer of the Assigned Note from the Transferor to the Transferee.

(f)
Transferee understands that the Company will place a restrictive legend on the Assigned Note containing substantially the following language as the same may be amended by the Company’s Board of Directors in its sole discretion:

THIS NOTE MAY NOT BE SOLD, OFFERED FOR SALE, OR TRANSFERRED IN THE ABSENCE OF EITHER AN EFFECTIVE REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND UNDER APPLICABLE STATE SECURITIES LAWS, OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH TRANSACTION IS EXEMPT FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND UNDER APPLICABLE STATE SECURITIES LAWS.

(g)	Transferee understands that, to enforce the above legend, the Company may place a stop transfer order with its registrar and stock transfer agent (if any) covering all Notes.

(h)
The foregoing representations, warranties and agreements, together with all other representations and warranties made or given by Transferee to the Transferor and the Company in any other written statement or document delivered in connection with the transactions contemplated hereby, shall be true and correct in all respects on and as of the date of the closing of the assignment of the Assigned Note as if made on and as of such date and shall survive such date.

(i)
Transferee hereby accepts the foregoing assignment, and by signing this document expressly agrees to be bound by all of the terms, covenants, conditions and obligations imposed on or applicable to the Assigned Note.

(j)
TRANSFEREE ACKNOWLEDGES AND UNDERSTANDS THAT THE ASSIGNMENT OF THE ASSIGNED NOTE CONTEMPLATED IN THIS PRIVATE NOTE TRANSFER REQUEST AND AGREEMENT WILL BE OF NO FORCE OR EFFECT UNTIL SUCH TIME AS THE COMPANY HAS DETERMINED, IN ITS SOLE AND ABSOLUTE DISCRETION, THAT: (i) SUCH TRANSFER WOULD NOT CAUSE THE COMPANY TO BE TREATED AS AN ASSOCIATION TAXABLE AS A CORPORATION FOR TAX PURPOSES, OR CAUSE THE COMPANY TO BE A “PUBLICLY TRADED PARTNERSHIP” UNDER THE INTERNAL REVENUE CODE; AND (ii) THE TRANSFEREE HAS COMPLIED WITH ALL OTHER REQUIREMENTS NECESSARY TO CREATE AN EFFECTIVE TRANSFER OF THE ASSIGNED NOTE.

6.           Representations, Warranties and Covenants of Transferor:

Transferor hereby acknowledges, represents and warrants to, and agrees with, the Transferee and the Company as follows:

(a)
Transferor represents that the proposed transfer of the Assigned Note is exempt from the applicable registration requirements of the Securities Act of 1933 and any applicable analogous state securities law.

(b)
Transferor agrees to indemnify and hold the Company harmless for any damage, loss, cost, or liability (including legal fees and the cost of enforcing this indemnity) arising out of or resulting from the improper transfer of the Note from the Transferor to the Transferee.

(c)
Transferor understands that, to enforce the legend contained in Section 5(f) above, the Company may place a stop transfer order with its registrar and stock transfer agent (if any) covering the Assigned Note.

7.           Miscellaneous:

(a)
Upon the satisfaction of all of the conditions set forth in this Private Note Transfer Request and Agreement, and upon the Company’s acceptance of the Transfer, the Company will issue a replacement Note to Transferee representing the Assigned Note, and will make a proper notation of such transfer in the Company’s Note registry.

(b)	This Agreement may be executed in multiple counterparts, each of which shall be deemed an original instrument, but all of which together constitute one and the same instrument.

(c)	This Agreement shall be governed by the laws of the state of Iowa, without regard to its conflicts of laws provisions.

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INDIVIDUAL TRANSFEROR SIGNATURE PAGE

Dated this ____ day of ______________, 20___.
TRANSFEROR:

Signature:

Printed Name:

INDIVIDUAL TRANSFEROR ACKNOWLEDGMENT:

STATE OF	)
ss.
COUNTY OF	)

The foregoing instrument was acknowledged before me this ____ day of ________, by _________________________.

Notary Public

My Commission Expires:

ENTITY TRANSFEROR SIGNATURE PAGE

Dated this ____ day of ______________, 20___.
TRANSFEROR:

(Transferor Name)

By:

Name:

ENTITY ACKNOWLEDGMENT:

STATE OF	)
ss.
COUNTY OF	)

On this _____ day of ______________, 20___ before me ___________ the undersigned officer, personally appeared ________________ known personally to me to be the ________________ of the above named __________________________ and acknowledged that he/she, as an officer being authorized so to do, executed the foregoing instrument for the purposes therein contained, by signing the name of the _____________________ by himself/herself as the _________________ of such ________________________-.

IN WITNESS WHEREOF I have hereunto set my hand and official seal.

Notary Public/Commissioner of Oath

My Commission Expires

INDIVIDUAL TRANSFEREE SIGNATURE PAGE

Dated this ____ day of ______________, 20___.
TRANSFEREE:

Signature:

Printed Name:

INDIVIDUAL TRANSFEREE ACKNOWLEDGMENT:

STATE OF	)
ss.
COUNTY OF	)

The foregoing instrument was acknowledged before me this ____ day of ________, by _________________________.

Notary Public

My Commission Expires:

ENTITY TRANSFEREE SIGNATURE PAGE

Dated this ____ day of ______________, 20___.
TRANSFEREE:

(Transferee Name)

By:

Name:

ENTITY ACKNOWLEDGMENT:

STATE OF	)
ss.
COUNTY OF	)

On this _____ day of ______________, 20___ before me ___________ the undersigned officer, personally appeared ________________ known personally to me to be the ________________ of the above named __________________________ and acknowledged that he/she, as an officer being authorized so to do, executed the foregoing instrument for the purposes therein contained, by signing the name of the _____________________ by himself/herself as the _________________ of such ________________________-.

IN WITNESS WHEREOF I have hereunto set my hand and official seal.

Notary Public/Commissioner of Oath

My Commission Expires

Consent to the Private Transfer and Assignment of Membership Units:

THE COMPANY:

Southwest Iowa Renewable Energy, LLC, an Iowa limited liability company

Signature:

Printed Name:

Title:

Date: